Subsequent Events (Details)	3 Months Ended
Mar. 31, 2021
Subsequent Events [Abstract]
Subsequent event, description	The aggregate merger consideration to be paid pursuant to the Merger Agreement to Clarus securityholders as of immediately prior to the Effective Time (“Clarus Securityholders”) will be a number of shares of Company Class A common stock equal to (the “Merger Consideration”): (A) (i) $198,184,295, plus (or minus) the estimated indebtedness of Clarus as of the Closing, net of its cash and cash equivalents (“Closing Net Indebtedness”), divided by (ii) $10.20, minus 1,500,000 shares of Company Class A Common Stock (the “2025 Note Exchange Shares”) issuable to the holders of certain non-convertible promissory notes of Clarus in exchange for $10 million of the aggregate principal amount of such notes and other amendments to the terms of the remaining indebtedness pursuant to the Transaction Support Agreement (as described in the Merger Agreement); plus (B) the 2025 Note Exchange Shares, plus (C) (i) the outstanding balance (principal and interest) at Closing of certain convertible and non-convertible promissory notes of Clarus issued between signing of the Merger Agreement and Closing, other than any such non-convertible promissory notes that the Company elects in its discretion to pay off at Closing, (ii) divided by $10.00. The Merger Consideration to be paid to Clarus Securityholders will be paid solely by the delivery of new shares of Company Class A Common Stock. The Closing Net Indebtedness (and the resulting Merger Consideration) is based solely on estimates determined shortly prior to the Closing and is not subject to any post-Closing true-up or adjustment. The Merger Consideration will be allocated among Clarus Securityholders as determined by Clarus shortly prior to the Closing based on existing share preference and convertible debtholder rights.